SUPPLEMENT DATED FEBRUARY 4, 2025

TO THE PROSPECTUS DATED April 29, 2024

The Variable Annuity Life Insurance Company

Separate Account A

Fixed and Variable Deferred Annuity Contracts

Independence Plus

This supplement updates certain information in the prospectus (the “Prospectus”). Except as indicated in this supplement, all other information included in the Prospectus remains unchanged. You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The language in the About VALIC subsection in the General Information section of the Prospectus is deleted in its entirety and replaced with:

About VALIC

We were originally organized on December 21, 1955, as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Independence Plus. Our principal offices are located at 2919 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States. VALIC is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”).